                                   EXHIBIT 24

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot FutureBuilder, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of August, 1999.


                                           /s/ Frank Borman
                                           ---------------------
                                           Frank Borman

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot FutureBuilder, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of August, 1999.


                                           /s/ John L. Clendenin
                                           ----------------------
                                           John L. Clendenin

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot FutureBuilder, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.

      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 19th day of August, 1999.

                                           /s/ Bonnie G. Hill
                                           --------------------
                                           Bonnie G. Hill

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot FutureBuilder, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of August, 1999.


                                           /s/ Berry R. Cox
                                           -------------------
                                           Berry R. Cox

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot FutureBuilder, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 16th day of August, 1999.

                                           /s/ Milledge A. Hart, III
                                           --------------------------
                                           Milledge A. Hart, III

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot FutureBuilder, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 18th day of August, 1999.

                                           /s/ William S. Davila
                                           ----------------------
                                           William S. Davlia

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot FutureBuilder, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of August, 1999.



                                           /s/ Kenneth G. Langone
                                           -----------------------
                                           Kenneth G. Langone

                                POWER OF ATTORNEY


      The undersigned, a director of The Home Depot, Inc., a Delaware corporation (the "Company"), hereby appoints Arthur M. Blank and Ronald M. Brill, jointly and severally, the true and lawful attorneys of the undersigned, each with full power of substitution and resolution, to execute in his or her name, place and stead in any and all capacities, (i) a Registration Statement under the Securities Act of 1933, on Form S-8 relating to shares of the Company's Common Stock, $.05 par value, to be offered or sold pursuant to The Home Depot FutureBuilder, (ii) any amendments to such Registration Statement (including post-effective amendments) and (iii) all instruments necessary or incidental in connection herewith, and to file or cause to be filed such Registration Statement, amendments, and other instruments with the Securities and Exchange Commission. Said attorneys shall have full power and authority to do and perform, in the name and on behalf of the undersigned, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned could do in person. The undersigned hereby ratifies and approves the actions of said attorney.


      IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney on this 23rd day of August, 1999.



                                           /s/ M. Faye Wilson
                                           --------------------
                                           M. Faye Wilson